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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported: JULY 28, 2005


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                      1-10235                36-3555336
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
              OFF-BALANCE SHEET ARRANGEMENTS

              On July 28th, 2005, IDEX Corporation renewed its $30.0 million line of credit facility with Calyon New York Branch until December 13, 2005. A copy of this amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibits

              99.1 Amendment No. 5 dated as of July 28, 2005 to Offer dated as of December 3, 2001

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IDEX CORPORATION

                                /s/ Dominic A. Romeo
                                ------------------------------------------
                                Dominic A. Romeo
                                Vice President and Chief Financial Officer


August 2, 2005

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1 Amendment No. 5 dated as of July 28, 2005 to Offer dated as of December 3, 2001